SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2003

IDEC PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 Callan Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 431-8500
N/A
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

99.1    Press release dated July 17, 2003.

ITEM 9. Regulation FD Disclosure.

                On July 17, 2003, IDEC Pharmaceuticals Corporation issued a press release announcing its financial results for the three months ended June 30, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.  The attached press release includes certain information presented on a non-GAAP basis within the meaning of Regulation G. This non-GAAP financial information is not in accordance with, nor is it a substitute for, GAAP information. IDEC Pharmaceuticals Corporation believes that the non-GAAP financial information presented provides useful information to both management and investors by providing a better comparison of ongoing operating results and trends. This Form 8-K and the attached exhibit are provided under Item 12, Results of Operation and Financial Condition, and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

                Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2003

IDEC PHARMACEUTICALS CORPORATION

By	/s/ EDWARD M. RODRIGUEZ
Name:	Edward M. Rodriguez
Title:	Vice President, Finance and Controller